                                DYNAMIC I-T, INC.

                             A COLORADO CORPORATION



        NUMBER                                                 SHARES



                                                          SEE REVERSE FOR
                                                        CERTAIN DEFINITIONS
                                                         CUSIP 26787P 10 8


This Certifies That


is the owner of


      FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE

                               Dynamic I-T, Inc.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation as now or hereafter amended (a copy of which Certificate is on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the transfer Agent and Registrar.

      In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

Dated:


                                [CORPORATE SEAL]


    /s/ M.R. Reeves                                  /s/ M. Colse Reeves
        SECRETARY                                         PRESIDENT




Countersigned:
UNITED STOCK TRANSFER, INC.
3615 South Huron Street, Suite 104, Englewood, CO 80110

BY                /s/ illegible
  ---------------------------------------------------
  Transfer Agent & Registrar- Authorized Signature

                                Dynamic I-T, Inc.
                           United Stock Transfer, Inc.
                            Transfer Fee: As Required


--------------------------------------------------------------------------------

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM    - as tennants in common                UNIF GIFT MIN ACT -  _____________________ Custodian for _________________
                                                                                    (Cust)                            (Minor)
      TEN ENT    - as trustees by the entities                              under Uniform Gifts to Minors

      JT TEN     - as joint tenants with right of                           Act of _______________________________________________
                   survivorship and not as tenants                                                  (State)
                   in common


    Additional abbreviations may also be used though not in the above list.


For value received _______________________________________ hereby sell, assign and transfer unto


                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE




               please print or type name and address of assignee


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________ Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________________

________________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.



Dated __________________  19______




SIGNATURE GUARANTEED:                  X
                                        ----------------------------------------

                                       X
                                        ----------------------------------------



      THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.